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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) October 9, 2002
                                                 ---------------------


                         Retractable Technologies, Inc.
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               (Exact name of registrant as specified in charter)


          Texas                     000-30885                75-2599762
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)              Identification No.)


511 Lobo Lane, Little Elm, Texas                                      75068-0009
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (972) 294-1010
                                                  ------------------------------


                                      None
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          (Former name or former address, if changed since last report)

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Item 5.      Other Events and Regulation FD Disclosure

         On October 9, 2002, the Registrant issued a press release, a copy of which is attached to this Form 8-K as exhibit 99.

Item 7.      Financial Statements and Exhibits

c.           Exhibits

4.1          Loan Agreement dated the 30/th/ day of September 2002.

4.2          Promissory Note dated September 30, 2002.

99           Press Release of Retractable Technologies, Inc. issued October 9,
             2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    October 10, 2002                   RETRACTABLE TECHNOLOGIES, INC.
                                            (Registrant)



                                            BY:       /s/ Thomas J. Shaw
                                                --------------------------------
                                                THOMAS J. SHAW
                                                CHAIRMAN, PRESIDENT, AND
                                                CHIEF EXECUTIVE OFFICER